Exhibit 10.1

November 29, 2012

David M. Slager
Regals Capital LP ("Regals")
152 West 57th Street - Ninth Floor
New York, NY 10019

Dear David:

Reference is made to (i) the Warrant dated March 11, 2012, as amended by Amendment No. 1 thereto dated as of August 28, 2012, and Amendment No. 2 thereto dated as of November 13, 2012, to purchase up to 3,485,500 shares of common stock of Oramed Pharmaceuticals Inc. (the "Company"), (ii) the Warrant dated August 28, 2012, to purchase up to 1,351,352 shares of common stock of the Company and (iii) the Warrant dated November 5, 2012, to purchase up to 202,703 shares of common stock of the Company (together, the "Warrants") issued by the Company to Regals. In connection therewith, I am writing to confirm that Regals and the Company have agreed to amend each of the Warrants (and to prepare and execute amendments to each of the Warrants (the "Amendments") setting forth such terms as soon as reasonably practicable) as follows:

1.	Section 3(e) ("Anti-dilution Adjustments") of each of the Warrants shall be deleted in its entirety; and

2.	The Exercise Price (as such term is defined in Section 2(b) of each of the Warrants) shall be $0.31, subject to adjustment as provided under each of the respective Warrants.

As  a condition to and simultaneous with the execution and delivery of the Amendments, the Company shall issue to Regals a Common Stock Purchase Warrant in the form attached as Exhibit A hereto. In connection with such issuance, please confirm by your signature below that the representations and warranties of Regals set forth in Section 3.2 of the Share Purchase Agreement, date November 5, 2012, between Regals and Company are true as of the date hereof.

Please indicate your acknowledgement and agreement to the terms of this letter agreement in the space provided below and return an executed copy to me.

Acknowledged and agreed: Regals Capital LP /s/ David M. Slager Title:____________________	Sincerely, /s/ Nadav Kidron Nadav Kidron, CEO

Oramed Pharmaceuticals, Inc.   |    2 Elza Street, Jerusalem, Israel 93706.   |    www.oramedpharma.com
Phone: 011 972-54-790 9058   |    Fax: 011 972-2-679 2336   |    Email: info@oramedpharma.com

Exhibit A

The Common Stock Purchase Warrant is incorporated by reference from Exhibit 4.2 to this Amendment No. 1 on Form 10-Q/A filed December 27, 2012.